Exhibit 10.21

FIRST AMENDMENT TO FOUNDER AGREEMENT

This FIRST AMENDMENT TO FOUNDER AGREEMENT (this “Amendment”), dated as of May 1, 2020, is by and between Buzz Holdings L.P., a Delaware limited partnership (“Parent”) and Whitney Wolfe Herd (the “Founder”).

WHEREAS, the parties hereto are parties to that certain Founder Agreement, dated as of November 8, 2019 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Founder Agreement”) by and between Parent and the Founder;

WHEREAS, Section 3.9 of the Founder Agreement provides, among other things, that the Founder Agreement may be amended by an agreement in writing executed by the parties thereto; and

WHEREAS, the parties hereto desire to amend the Founder Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree to amend the Founder Agreement in the following manner:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. All capitalized terms used and not defined herein shall have the meanings given to such terms in the Founder Agreement.

ARTICLE II

AMENDMENTS TO THE AGREEMENT

2.1 Trademark Assignment and License. Section 1.4 (Trademark Assignment and License) of the Founder Agreement is hereby restated in its entirety to read as follows:

“No later than the Merger Closing, Founder shall, and Parent shall cause B-Co to, execute and deliver the Trademark Assignment and License (in the form attached hereto as Exhibit B) (a) assigning ownership of the trademark MAKE THE FIRST MOVE, including the trademark application U.S. serial no. 87/437314, any other worldwide registrations and applications for such trademark, and all common-law rights related thereto (collectively, the “Mark”) to B-Co and (b) licensing the Mark back to Founder on a non-exclusive, worldwide, royalty-free and fully paid-up basis for Founder’s use (as more fully described therein) (but subject to and without limiting the terms and conditions of that certain Restrictive Covenant Agreement by and between Parent and Founder dated as of the date hereof). The Parties intend that the Mark will be treated (A) as property for purposes of Section 721 of the Code and (B) as having nominal value for U.S. tax purposes as of the date of the execution and delivery of the Trademark Assignment and License, and Founder and Parent shall (and Parent shall cause each of its Subsidiaries to) file all Tax Returns for U.S. tax purposes in a manner consistent with such treatment.”

2.2 Tax Treatment. Section 1.6 (Tax Treatment) of the Founder Agreement is hereby restated in its entirety to read as follows:

“The Parties intend that the Equity Contribution and transfer of the WWH Cash Out Shares will be treated as (1) a contribution of the WWH Rollover Shares in exchange for the WWH Closing Date Rollover Consideration in a transaction described in Section 721 of the Code, immediately followed by (2) a transaction described in Situation 1 of Revenue Ruling 99-6, 1999-1 CB 432 in which Parent acquires the WWH Cash Out Shares.”

ARTICLE III

MISCELLANEOUS

3.1 Continuing Effect of the Founder Agreement. This Amendment shall not constitute an amendment of any other provision of the Founder Agreement not expressly referred to herein. Except as provided herein, the Founder Agreement shall remain in full force and effect. From and after the date hereof, all references to the term “Agreement” in the Founder Agreement shall be deemed to refer to the Founder Agreement, as amended hereby.

3.2 Miscellaneous. Sections 3.8 (Binding Effect), 3.9 (Amendment; Waiver), 3.10 (Governing Law; Jurisdiction); 3.11 (Waiver of Trial by Jury), 3.12 (Notices), 3.13 (Integration); 3.14 (Injunctive Relief; Specific Performance), 3.15 (Rights Cumulative; Waiver); 3.16 (Interpretation); 3.17 (Severability) and 3.18 (Counterparts) of the Founder Agreement are incorporated herein by reference, mutatis mutandis.

3.3 Headings. The headings of Articles and Sections contained in this Amendment are for reference purposes only and are not part of this Amendment.

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

BUZZ HOLDINGS L.P.

By: Buzz Holdings GP L.L.C., its general partner

By	/s/ Sachin Bavishi
	Name:	Sachin Bavishi
	Title:	Vice President

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FOUNDER

/s/ Whitney Wolfe Herd
Name: Whitney Wolfe Herd

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